UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2005

MortgageIT Securities Corp. (as depositor under the MortgageIT Trust 2005-3 Indenture dated as of June 28, 2005, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2005-3)

MORTGAGEIT SECURITIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-119686	56-2483326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Maiden Lane New York, New York		10038
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 651-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about June 28, 2005, the Registrant caused the issuance and sale of approximately $713,502,000 initial principal amount of MortgageIT Trust 2005-3, Mortgage-Backed Notes, Series 2005-3 (the “Notes”) to be issued pursuant to an indenture, dated as of June 1, 2005, among MortgageIT Trust 2005-3 as issuer, Wells Fargo Bank, National Association, as securities administrator and Deutsche Bank National Trust Company, as indenture trustee.

In connection with the sale of the Series 2005-3, Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class B-1, Class B-2 and Class B-3 Notes (collectively, the “Notes”), the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc. and Greenwich Capital Markets, Inc. (collectively, the “Underwriters”), that the Underwriters have furnished to prospective investors certain computational materials (the “Computational Materials”) with respect to the Notes following the effective date of Registration Statement No. 333-119686, which Computational Materials are being filed as exhibits to this report.

The Computational Materials have been provided by the Underwriters. The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Notes (the “Mortgage Loans”) may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.

Item 9.01(c).	Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Computational Materials—Computational Materials (as defined in Item 8.01) that have been provided by the Underwriters to certain prospective purchasers of MortgageIT Trust 2005-3, Mortgage-Backed Notes, Series 2005-3 (filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

MORTGAGEIT Securities Corp.

By:	/s/ John R. Cuti
Name:	John R. Cuti
Title:	Secretary

Dated: June 27, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99	Computational Materials	Filed Manually